Form **8937** (December 2017) Department of the Treasury Internal Revenue Service

Report of Organizational Actions Affecting Basis of Securities

► See separate instructions.

OMB No. 1545-0123

Part I Reporting Issuer

1 Issuer's name d CLEARONE, INC			2 Issuer's employer identification number (EIN) 87-0399887
3 Name of contact for additional information SIMON BREWER		4 Telephone No. of contact 385-426-0565	5 Email address of contact SIMON.BREWER@CLEARONE.COM
6 Number and street (or P.O. box if mail is not delivered to street address) of contact 5225 WILEY POST WAY, SUITE 500			7 City, town, or post office, state, and ZIP code of contact SALT LAKE CITY, UT 84116
8 Date of action APRIL 10, 2024	9 Classification and description THE DISTRIBUTION REPRESENTS A RETURN OF CAPITAL AND IS A NON-DIVIDEND DISTRIBUTION UNDER IRC SECTION 301(c)(2). THIS AMOUNT REDUCES THE SHAREHOLDER'S TAX BASIS IN THE STOCK. IF BASIS IS REDUCED TO ZERO, ANY FURTHER RETURN IS TREATED AS A CAPITAL GAIN.		
10 CUSIP number 18506U104	11 Serial number(s)	12 Ticker symbol CLRO	13 Account number(s)

Part II Organizational Action

Attach additional statements if needed. See back of form for additional questions.

14 Describe the organizational action and, if applicable, the date of the action or the date against which shareholders' ownership is measured for the action ► SEE ATTACHED

15 Describe the quantitative effect of the organizational action on the basis of the security in the hands of a U.S. taxpayer as an adjustment per share or as a percentage of old basis ► SEE ATTACHED

16 Describe the calculation of the change in basis and the data that supports the calculation, such as the market values of securities and the valuation dates ► SEE ATTACHED

Part II **Organizational Action** *(continued)*

17 List the applicable Internal Revenue Code section(s) and subsection(s) upon which the tax treatment is based▶ SEE ATTACHED

18 Can any resulting loss be recognized?▶ SEE ATTACHED

19 Provide any other information necessary to implement the adjustment, such as the reportable tax year▶ SEE ATTACHED

Sign Here

Under penalties of perjury, I declare that I have examined this return, including accompanying schedules and statements, and to the best of my knowledge and belief, it is true, correct, and complete. Declaration of preparer (other than officer) is based on all information of which preparer has any knowledge.

Signature▶ [signature] Date▶ 02/18/2025

Print your name▶ SIMON BREWER Title▶ CFO

Paid Preparer Use Only	Print/Type preparer's name	Preparer's signature	Date	Check ◯ if self-employed	PTIN
	Firm's name ▶			Firm's EIN ▶	
	Firm's address▶			Phone no.	

ClearOne, Inc.

2024 Cash Distributions

Attachment to Form 8937

PLEASE CONSULT YOUR TAX ADVISOR

THE FOLLOWING DISCUSSION IS A SUMMARY OF MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE APRIL 10, 2024 CASH DISTRIBUTION TO SHAREHOLDERS UNDER CURRENT LAW AND IS FOR GENERAL INFORMATION ONLY. THE INFORMATION CONTAINED HEREIN DOES NOT CONSTITUTE TAX ADVICE AND DOES NOT PURPORT TO BE COMPLETE OR TO DESCRIBE THE CONSEQUENCES THAT MAY APPLY TO PARTICULAR CATEGORIES OF SHAREHOLDERS.

SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISOR WITH RESPECT TO THE U.S. FEDERAL, STATE AND LOCAL AND FOREIGN TAX CONSEQUENCES OF CASH DISTRIBUTIONS.

Part II – Organizational Action

Line 14. Describe the organizational action and, if applicable, the date of the action or the date against which shareholders' ownership is measured for the action.

In April 2024, ClearOne, Inc. issued cash distributions to various shareholders. The Company's Board of Directors declared a special dividend of $0.50 per share of the Company's stock and eligible warrants to be paid on April 10, 2024 to shareholders and warrant holders of record on April 2, 2024. At that time, the company did not have current or accumulated earnings and profits as described in IRC 312, its regulations, and pertinent authority.

Line 15. Describe the quantitative effect of the organizational action on the basis of the security in the hands of a U.S. taxpayer as an adjustment per share or as a percentage of old basis.

Distributions from a corporation made with respect to stock is taxed using a three-tiered rule. First, the payment is a taxable dividend to the extent it is paid out of the corporation's earnings and profits. Second, if the payment exceeds earnings and profits, the portion of the payment that is not paid from earnings and profits (and is made with respect to stock) reduces the shareholders tax basis in stock as a return of capital. Third, if the payment reduces the shareholders basis to zero, any amount that exceeds the shareholder's basis is treated as gain from the sale or exchange of property and is taxed as capital gain. As the company did not have current or accumulated earnings and profits when these distributions noted in Line 14 were made, the distributions fall into tier two and, potentially, tier three. Shareholders are urged to consult their own tax advisors regarding any adjustment to their stock basis and capital gain.

Line 16. Describe the calculation of the change in basis and the data that supports the calculation, such as the market values of securities and the valuation dates.

See answer to Line 15.

Line 17. List the applicable Internal Revenue Code section(s) and subsection(s) upon which the tax treatment is based.

IRC Section 301(a)-(d), IRC Section 312, IRC Section 316

Line 18. Can any resulting loss be recognized?

No.

Line 19. Provide any other information necessary to implement the adjustment, such as the reportable tax year.

The reportable tax year in which the cash distribution occurred is 2024.